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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 1997


                                   ----------

                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)

                                   ----------

         Delaware                           1-8597                          94-2657368
(State or other jurisdiction        (Commission File Number)      (IRS Employer Identification No.)
     of incorporation)

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       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (510) 460-3600
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

On July 29, 1997, The Cooper Companies, Inc. (the "Company") issued a press release announcing it has called for redemption on September 1, 1997, all $21.9 million principal amount of its 10% Senior Subordinated Secured Notes due 2003. This release is filed as an exhibit hereto and is incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

Exhibit
  No.          Description
--------       -----------

99.1           Press Release dated July 29, 1997 of The Cooper Companies, Inc.








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                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE COOPER COMPANIES, INC.



                                       By   /s/ Stephen C. Whiteford
                                          --------------------------------------
                                                Stephen C. Whiteford
                                                Vice President and
                                                Corporate Controller
                                                (Principal Accounting Officer)

Dated:  July 29, 1997






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                                  EXHIBIT INDEX


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

Exhibit                                                                 Sequentially
  No.          Description                                              Numbered Page
-------        -----------                                              -------------
99.1           Press Release dated July 29, 1997 of The Cooper Companies, Inc.

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